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                                                                   EXHIBIT 10.30
                        AGREEMENT TO INCREASE COMMITMENT

                      (WACHOVIA BANK, NATIONAL ASSOCIATION/
                      RENAISSANCE REINSURANCE LTD, ET AL.)

         THIS AGREEMENT TO INCREASE COMMITMENT, dated as of January 30, 2004 (this "Agreement"), is made among RENAISSANCE REINSURANCE LTD., a Bermuda company, RENAISSANCE REINSURANCE OF EUROPE, a company incorporated in Ireland, GLENCOE INSURANCE LTD., a Bermuda company, DAVINCI REINSURANCE LTD., a Bermuda company, and TIMICUAN REINSURANCE LTD., a Bermuda company (each of the foregoing, an "Account Party"), RENAISSANCERE HOLDINGS LTD., a Bermuda company ("RenRe"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as a Lender under the Reimbursement Agreement (as defined below).

                                    RECITALS

         A. The Account Parties, RenRe, certain Lenders, and Wachovia (as a Lender and as Issuing Bank, Administrative Agent and Collateral Agent for the Lenders) have entered into a Reimbursement Agreement dated as of December 20, 2002, as amended by a First Amendment to Reimbursement Agreement dated as of November 14, 2003 (the "Reimbursement Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

         B. The Account Parties have requested, pursuant to Section 2.18 of the Reimbursement Agreement, that Wachovia increase its L/C Commitment by $100,000,000 so that upon the effectiveness of this Agreement the total amount of Wachovia's L/C Commitment under the Reimbursement Agreement will be $175,000,000.

         C. Wachovia has agreed to increase its L/C Commitment as requested by the Account Parties and to effect such agreement the parties have entered into this Agreement.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Account Parties, RenRe and Wachovia (in its capacity as a Lender) hereby agree as follows:

                                   ARTICLE 1

                      INCREASE IN WACHOVIA'S L/C COMMITMENT

         1.1 L/C COMMITMENT INCREASE. Upon the effectiveness of this Agreement, the L/C Commitment of Wachovia shall be $175,000,000. As a result of such increase, the Total Commitment of all of the Lenders shall be $485,000,000.

         1.2 AMENDMENT TO CREDIT DOCUMENTS. Upon the effectiveness of this Agreement, all references in the Credit Documents to the "L/C Commitments," the "Total Commitment" and


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similar terms shall be deemed to reflect the L/C Commitment of Wachovia as increased hereby. Without limiting the foregoing, Schedule I, Part 1 of the Reimbursement Agreement shall be amended to reflect Wachovia's increased L/C Commitment of $175,000,000 and an increased Total Commitment of $485,000,000.

         1.3 NO EFFECT ON OTHER LENDERS. Nothing in this Agreement shall affect the L/C Commitment or the obligations of any Lender except Wachovia, other than the resulting adjustment to each Lender's pro rata share of the aggregate Letter of Credit Participating Interests. The increased L/C Commitment and Letter of Credit Participating Interests of Wachovia shall be pari passu with those of the other Lenders.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         To induce Wachovia to enter into this Agreement and to comply with the conditions of Section 2.18 of the Reimbursement Agreement, RenRe and each Account Party individually and severally represents and warrants to Wachovia and to each of the other Lenders that:

         2.1 Upon the effectiveness of this Agreement the Total Commitment shall be $485,000,000 and, in any event, shall not exceed $500,000,000.

         2.2 Each such party is in compliance with all terms and provisions set forth in the Reimbursement Agreement and the other Credit Documents to be observed or performed by them. No Suspension Event, Default, or Event of Default has occurred and is continuing and there are no unreimbursed Letter of Credit Advances pursuant to Section 2.02(e) of the Reimbursement Agreement.

         2.3 The representations and warranties of each such party (with respect to itself and to RIHL) set forth in the Reimbursement Agreement, except for those relating to a specific date other than the date hereof, are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof after giving effect to this Agreement.

                                   ARTICLE 3

                                    GENERAL


         3.1 CONDITIONS PRECEDENT. This Agreement shall be effective as of the date first written above upon (i) receipt by the Administrative Agent of duly executed counterparts of this Agreement signed by each Account Party and RenRe, Wachovia, (ii) an acknowledgement of continuing obligations under the Credit Documents to which it is a party, executed by each of RIHL and RUM, and (iii) the delivery by Wachovia (in its capacity as Administrative Agent) of notice to the other Lenders setting forth both the amount and the effective date of the increase in Wachovia's increased L/C Commitment.

         3.2 LIMITED EFFECT OF AGREEMENT. This Agreement is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision

                                       2
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of the Reimbursement Agreement or other Credit Document except as expressly set forth herein. Except as expressly amended hereby, the Reimbursement Agreement and the other Credit Documents shall remain in full force and effect in accordance with their terms.

         3.3 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

         3.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         3.5 EXPENSES. The Account Parties and RenRe agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, all reasonable attorneys' fees.

         3.6 HEADINGS. The headings of this Agreement are for the purposes of reference only and shall not affect the construction of this Agreement.



                      [Signatures begin on following page.]


                                       3
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         IN WITNESS WHEREOF, the Account Parties, RenRe and Wachovia have executed this Agreement as of the date first written.

                                            RENAISSANCE REINSURANCE LTD.


                                            By:     /s/ John M. Lummis
                                                  ------------------------------
                                            Name:   John M. Lummis
                                            Title:  Executive Vice President &
                                                    Chief Financial Officer


                                            RENAISSANCE REINSURANCE OF EUROPE


                                            By:     /s/ Ian D. Branagan
                                                  ------------------------------
                                            Name:   Ian D. Branagan
                                            Title:  Managing Director


                                            GLENCOE INSURANCE LTD.


                                            By:     /s/ John M. Lummis
                                                  ------------------------------
                                            Name:   John M. Lummis
                                            Title:  Executive Vice President &
                                                    Chief Financial Officer


                                            DAVINCI REINSURANCE LTD.


                                            By:     /s/ John M. Lummis
                                                  ------------------------------
                                            Name:   John M. Lummis
                                            Title:  Executive Vice President &
                                                    Chief Financial Officer


                              [Signatures continue]

                                       4
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                                            TIMICUAN REINSURANCE LTD.


                                            By:     /s/ Martin J. Merritt
                                                  ------------------------------
                                            Name:   Martin J. Merritt
                                            Title:  Senior Vice President &
                                                    Controller



                                            RENAISSANCERE HOLDINGS, LTD.


                                            By:     /s/ John M. Lummis
                                                  ------------------------------
                                            Name:   John M. Lummis
                                            Title:  Executive Vice President &
                                                    Chief Financial Officer


                                            WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            as a Lender (and as Administrative
                                            Agent to reflect its acceptance
                                            hereof in such capacity)



                                            By:     /s/ William R. Goley
                                                  ------------------------------
                                            Name:   William R. Goley
                                            Title:  Director

                                       5
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                    ACKNOWLEDGEMENT OF CONTINUING OBLIGATIONS

         To: Wachovia Bank, National Association, as Administrative Agent

         Please refer to (1) the Reimbursement Agreement, dated as of December 20, 2002, between and among RENAISSANCE REINSURANCE Ltd., RENAISSANCE REINSURANCE OF EUROPE, GLENCOE INSURANCE LTD., DAVINCI REINSURANCE LTD. and TIMICUAN REINSURANCE LTD., as the Account Parties, RENAISSANCERE HOLDINGS LTD., the banks and financial institutions listed on the signature pages thereto or that become parties thereto after the date hereof, WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as Issuing Bank, Administrative Agent and Collateral Agent for the Lenders, and certain other named agents, as amended by the First Amendment to Reimbursement Agreement, dated as of November 14, 2003 (together, the "Reimbursement Agreement"), between and among the foregoing parties, and (2) the Agreement to Increase Commitment, dated as of January 30, 2004 (the "Agreement to Increase Commitment"), between the Account Parties, RenRe and Wachovia, as a Lender. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Reimbursement Agreement.

         Pursuant to the Agreement to Increase Commitment, Wachovia has agreed pursuant to Section 2.18 of the Reimbursement Agreement to increase its L/C Commitment to $175,000,000, with the result that the Total Commitment of all of the Lenders shall be $485,000,000.

         Each of the undersigned, with respect to the RenRe Agreement, the RIHL Agreement, the RIHL Control Agreement, the RIHL Custodial Agreement, the RIHL Pledge Agreement, the RIHL Guaranty and any other of the Credit Documents to which it is a party, hereby (i) acknowledges and reaffirms all of its obligations and undertakings under such Credit Documents, and (ii) acknowledges and agrees that subsequent to, and taking into account the terms and conditions of, the Agreement to Increase Commitment, such Credit Documents are and shall remain in full force and effect in accordance with the terms thereof

         Dated: January 30, 2004.



                                          RENAISSANCE INVESTMENT HOLDINGS LTD.


                                          By:     /s/ John M. Lummis
                                                 -------------------------------
                                          Name:   John M. Lummis
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer


                                          RENAISSANCE UNDERWRITING MANAGERS LTD.


                                          By:     /s/ John M. Lummis
                                                --------------------------------
                                          Name:   John M. Lummis
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer